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                                                                EXHIBIT 23.02

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in Amendment No. 2 to this Registration Statement on Form S-1 (No. 333-23601) of our report dated January 31, 1997, on our audit of the consolidated financial statement schedule of Strayer Education, Inc.





                                                   /s/ COOPERS & LYBRAND L.L.P.

                                                       Coopers & Lybrand L.L.P.

Washington, D.C.
April 16, 1997